Exhibit 32.1

STATEMENT REQUIRED BY 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Phoenix Energy Resource, Inc. (the "Company") for the year ended June 30, 2008 as filed with the Securities and Exchange Commission (the "Report"), I, Rene Ronald Soullier, Chief Executive Officer and Principal Accounting Officer of the Company, certify that:

* the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable of the Securities Exchange Act of 1934; and

* the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

PHOENIX ENERGY RESOURCE, INC. (Registrant)

Date: November 6, 2008	By:	/s/ Rene Ronald Soullier
Rene Ronald Soullier Chief Executive Officer and Principal Accounting Officer

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.